UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 25, 2019

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083

(Address of principal executive offices)    (Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Bed Bath & Beyond Inc. (the “Company”) held on July 25, 2019, the following items were voted upon: (1) the election of thirteen directors of the Company for terms expiring in 2020; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending February 29, 2020; and (3) the approval, by non-binding vote, of the 2018 compensation paid to the Company’s named executive officers. The voting results with respect to each of the matters described were as follows:

1.    The thirteen directors were elected based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Patrick R. Gaston	88,715,214	7,943,673	112,875	14,690,184
Mary A. Winston	89,632,809	6,860,807	278,146	14,690,184
Stephanie Bell-Rose	90,672,979	5,816,854	281,929	14,690,184
Harriet Edelman	91,147,020	5,346,566	278,176	14,690,184
John E. Fleming	95,863,150	755,343	153,269	14,690,184
Sue E. Gove	96,009,371	478,988	283,403	14,690,184
Jeffrey A. Kirwan	95,999,775	655,914	116,073	14,690,184
Johnathan B. (JB) Osborne	90,999,361	5,477,159	295,242	14,690,184
Harsha Ramalingam	91,499,095	4,979,601	293,066	14,690,184
Virginia P. Ruesterholz	90,750,491	5,732,795	288,476	14,690,184
Joshua E. Schechter	95,313,748	1,336,490	121,524	14,690,184
Andrea Weiss	91,491,123	4,998,125	282,514	14,690,184
Ann Yerger	91,487,741	4,998,960	285,061	14,690,184

2.    The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending February 29, 2020 was ratified based upon the following votes:

For	Against	Abstain
100,307,017	10,689,034	465,895

3.    The approval, by non-binding vote, of the 2018 compensation paid to the Company’s named executive officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
80,181,323	16,136,676	453,763	14,690,184

Item 7.01	Regulation FD Disclosure.

The Company is working with its financial advisor, Goldman Sachs & Co. LLC, in furtherance of the Company’s stated near-term priority to review its portfolio of assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: July 25, 2019	By:	/s/ Robyn M. D’Elia
Robyn M. D’Elia
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)